Exhibit 99.2

Interim Data Presentation from the American Urological Association Annual Meeting April 2025

Forward Looking Statements 2 Statements contained in this presentation regarding matters that are not historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Protara may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “designed,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words or expressions referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward - looking statements . Such forward - looking statements include but are not limited to, statements regarding Protara’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things : Protara’s business strategy, including its development plans for its product candidates and plans regarding the timing or outcome of existing or future clinical trials (including reporting data from approximately 25 6 - month evaluable BCG - Unresponsive patients by the end of 2025 ) ; statements related to expectations regarding interactions with the U . S . Food and Drug Administration (FDA) ; Protara’s financial position ; statements regarding the anticipated safety or efficacy of Protara’s product candidates ; and Protara’s outlook for the remainder of the year and future periods . Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements . Factors that contribute to the uncertain nature of the forward - looking statements include : risks that Protara’s financial guidance may not be as expected, as well as risks and uncertainties associated with : Protara’s development programs, including the initiation and completion of non - clinical studies and clinical trials and the timing of required filings with the FDA and other regulatory agencies ; general market conditions ; changes in the competitive landscape ; changes in Protara’s strategic and commercial plans ; Protara’s ability to obtain sufficient financing to fund its strategic plans and commercialization efforts ; having to use cash in ways or on timing other than expected ; the impact of market volatility on cash reserves ; failure to attract and retain management and key personnel ; the impact of general U . S . and foreign, economic, industry, market, regulatory, political or public health conditions ; and the risks and uncertainties associated with Protara’s business and financial condition in general, including the risks and uncertainties described more fully under the caption “Risk Factors” and elsewhere in Protara's filings and reports with the United States Securities and Exchange Commission . All forward - looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date . Protara undertakes no obligation to update any forward - looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law . © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. |

Unique Product Characteristics Anticipated to Drive Significant Adoption • Compelling response rates in BCG - UN and BCG - naïve • Encouraging durability observed in patients at 12 months 3 • To date, no Grade 3 or greater treatment - related adverse events • To date, majority of adverse events are grade 1 and transient • No additional administration procedures or safety protocols required to date • Fast administration typically performed by nurse Encouraging interim ADVANCED - 2 data Favorable safety & tolerability Anticipated low burden on physicians & patients © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. |

TARA - 002 Lyophilized, Inactivated Group A Streptococcus pyogenes

Activates Th1 Immune Cascade (1)(2)(3) TARA - 002 is an Investigational, Genetically Distinct Strain of Streptococcus Pyogenes that is Inactivated While Retaining its Immune - Stimulating Properties 5 NK - Cells IL - 1b IL - 6 IL - 12 TNF - α IFN -  GM - CSF 1 Fujimoto T., et al. J Immunol. 1997: 5619; 2 Ryoma Y, et al. Anticancer Res. 2004; 3295 - 3298; 3 Zhao H, et al. Microbiol. Immunol. 1994; 183 - 190 © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. |

TARA-002 Monotherapy Demonstrates 100% Complete Response Rate at Any Time in **BCG-Unresponsive** Participants



15
10
5
0
3
6
9
12
15
18
Months
Complete Response
Recurrence/Non-Response
Re-induction
Treatment Ongoing
Study Discontinued

Data cut-off date: 16 April 2025

`	n/N (%)
High-grade CR at any time	**5/5 (100.0)**
CIS only	5/5 (100.0)
CIS + Ta/T1	N/A
High-grade CR at Month 6	**5/5 (100.0)**
CIS only	5/5 (100.0)
CIS + Ta/T1	N/A
High-grade CR at Month G	**4/5 (80.0)**
CIS only	4/5 (80.0)
CIS + Ta/T1	N/A
High-grade CR at Month 12	**2/3 (66.7)**
CIS only	2/3 (66.7)
CIS + Ta/T1	N/A

FOOTNOTE: At the time of data cutoff, five participants were evaluated for high-grade CR at Month 3 and later. Five participants were evaluated for high-grade CR at Month 6, five participants at Month 9, and three participants at Month 12. Evaluable participants include those who had at least one dose of study drug before the response assessment time point and were discontinued due to disease progression or treatment failure. Participants who have not yet completed the visit time point were not included.

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6

TARA - 002 BCG Cytokines + -- - IFN - γ +++ + TNF - α + = IL - 12p70 - = IL - 8 + + IL - 6 +++ +++ IL - 1β + = IL - 10 + + IL - 4 = = IL - 13 - - - - IL - 2 TARA - 002 Demonstrates Differentiated Profile to BCG 1 7 = : No change + : 2 - 5 fold upregulation +++ : ≥ 15 - fold upregulation - : 2 - 5 fold downregulation - - : 5 - 14 - fold downregulation -- - : ≥ 15 - fold downregulation 1 2 TARA - 002 (KE/mL) BCG (MOI) 1 Data from company pre - clinical studies MB49 cells MBT2 cells TARA - 002 induces higher cytotoxicity than BCG in bladder cancer cells TARA - 002 treatment promotes higher release of pro - inflammatory TH1 - type cytokines than BCG in co - culture 0 0.05 0.1 0.2 0.4 0.8 1.6 3.2 6.4 12.8 1 5 10 20 40 80 0 20 40 60 80 100 % of Cytotoxicity *** * ** **** *** ** ** Annexin V+ Annexin V - 0 0.05 0.1 0.2 0.4 0.8 1.6 3.2 6.4 12.8 1 5 10 20 40 80 0 20 40 60 80 100 % of Cytotoxicity TARA - 002 (KE/mL) BCG (MOI) *** ** * * Annexin V - Annexin V+ TARA - 002 • Stronger tumor cell killing compared to BCG, with higher upregulation of key Th - 1 pro - inflammatory anti tumoral cytokines including IFN - y, TNF - a and IL - 12p70 • TARA - 002 also downregulates IL - 8 , which is associated with bladder cancer recurrence • While maintaining similar cytokine expression profile of BCG 1. Protara nonclinical studies © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. |

TARA-002 Monotherapy Demonstrates 76% Complete Response Rate at Any Time in **BCG-Naïve** Participants



30
25
20
15
10
5
0
3
6
9
12
15
18
Months
Complete Response
Recurrence/Non-Response
Re-induction
Treatment Ongoing
Study Completed
Study Discontinued

	n/N (%)
High-grade CR at any time	**16/21 (76.2)**
CIS only	10/11 (90.9)
CIS +Ta/T1	6/10 (60.0)
High-grade CR at Month 6	**10/16 (62.5)**
CIS only	5/6 (83.3)
CIS +Ta/T1	5/10 (50.0)
High-grade CR at Month G	**5/8 (62.5)**
CIS only	4/5 (80.0)
CIS +Ta/T1	1/3 (33.3)
High-grade CR at Month 12	**3/7 (42.G)**
CIS only	3/5 (60.0)
CIS +Ta/T1	0/2 (0.0)

Data cut-off date: 16 April 2025

FOOTNOTE: At the time of data cutoff, 21 participants were evaluated for high-grade CR at Month 3 and later. Sixteen participants were evaluated for high-grade CR at Month 6, eight participants at Month 9, and seven participants at Month 12. Evaluable participants include those who had at least one dose of study drug before the response assessment time point and were discontinued due to disease progression or treatment failure. Participants who have not yet completed the visit time point were not included. Central urine cytology is pending for one participant at Month 12. Six participants (10, 11, 12, 19, 20, 21) were enrolled and treated under a protocol version that ended at Month 6; re-consent for further treatment was not obtained prior to study end. These participants are not included in the denominator from Month 9 onwards.

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Favorable and Well - tolerated Safety Profile Across BCG Exposures 9 Data cut - off date: 16 April 2025 Grade 4/5 Grade 3 Grade 2 Grade 1 Any Grade N=43 0 8 (19) 13 (30) 26 (60) 32 (74) Participants with TEAEs ^, n (%) 0 0 1 (2) 12 (28) 13 (30) Participants with Related TEAEs ^, n (%) 0 0 0 6 (14) 6 (14) Dysuria 0 0 0 4 (9) 4 (9) Bladder spasm 0 0 0 3 (7) 3 (7) Fatigue 0 0 0 3 (7) 3 (7) Micturition urgency 0 0 0 2 (5) 2 (5) Haematuria 0 0 0 1 (2) 1 (2) Bladder discomfort 0 6 (14) 2 (5) 0 6 (14) Participants with Serious TEAEs ^ + , n (%) 0 0 0 0 0 Participants with Related TEAEs leading to Study Drug Withdrawal , n (%) ABBREVIATIONS: TEAE = Treatment - Emergent Adverse Event FOOTNOTE: A total of 43 participants were exposed to at least one dose of TARA - 002; 13 were BCG - unresponsive and 30 were BCG - naïve. Adverse events that are recorded after the initiation of treatment are classified as TEAEs. Severity of adverse event is based on NCI - CTCAE Version 5.0. Non - treatment - related serious TEAEs included urosepsis, urinary tract infection, small intestinal obstruction, incarcerated hernia, hydronephrosis, cellulitis, lower urinary tract symptoms, and ataxia. © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. |

Q&A 10

APPENDIX

Abbreviations: CR = complete response; CIS = carcinoma in situ *Aligned with the FDA’s 2024 BCG Unresponsive NMIBC: Developing Drugs and Biologics for Treatment Guidance for Industry. †Residual CIS and/or recurrence of HGTa Primary endpoint of high - grade complete response (CR) at any time at 6 months; Key secondary of 12 - month DOR TARA - 002 in NMIBC: ADVANCED - 2 Clinical Trial Design 12 DAY 1 MONTH 3 MONTH 6 MONTH 18 MONTH 60 REGISTRATIONAL DESIGN*: BCG - Unresponsive (CIS “ Ta/T1) BCG Naïve (CIS “ Ta/T1) Induction (N=100) 6 weekly instillations Induction (N=27) 6 weekly instillations CR, Maintenance (months 3 - 18) 3 weekly instillations every 3 months Follow - up Follow - up CR, Maintenance (months 3 - 18) 3 weekly instillations every 3 months Maintenance (months 6 - 18) 3 weekly instillations every 3 months Maintenance (months 6 - 18) 3 weekly instillations every 3 months Re - Induction (if eligible*) 6 weekly instillations Re - Induction (if eligible*) 6 weekly instillations Follow - up Follow - up © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. |

ADVANCED - 2: Demographics and Baseline Characteristics 13 Data cut - off date: 16 April 2025 ABBREVIATIONS: ECOG= Eastern Cooperative Oncology Group; n = number of participants FOOTNOTE: *The swimmer’s plot excludes 2 participants who withdrew prior to the response assessment; The safety analysis excludes 6 participants who had not yet been exposed to TARA - 002. † The swimmer’s plot excludes 1 participant who withdrew prior to the response assessment; The safety analysis excludes 1 participant who had not yet been exposed to TARA - 002. BCG - naïve N = 31 † BCG - unresponsive N = 1G* Age, years 71.0 (45, 89) 80.0 (47, 92) Median (Min, Max) Sex, n (%) 25/31 (80.6) 15/19 (78.9) Male Race, n (%) 29/31 (93.5) 16/19 (84.2) White 1/31 (3.2) 0/19 (0.0) Black 0/31 (0.0) 2/19 (10.5) Asian 1/31 (3.2) 1/19 (5.3) Not reported Ethnicity, n (%) 28/31 (90.3) 19/19 (100.0) Non - Hispanic ECOG score, n (%) 25/30 (83.3) 13/15 (86.7) 0 Baseline Diagnosis, n (%) 18/31 (58.1) 16/17 (94.1) CIS only 9/31 (29.0) 1/17 (5.9) CIS + Ta 4/31 (12.9) 0/17 (0.0) CIS + T1 © 2025 Protara Therapeutics. All Rights Reserved – Do Not Copy or Distribute. |